                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): September 20, 2005
                                                          ------------------

                              --------------------

                               CEPTOR CORPORATION
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

 DELAWARE                          333-105793             11-2897392
 --------                          ----------             ----------
(State or Other Jurisdiction      (Commission             (IRS Employer
 of Incorporation)                File Number)           Identification No.)

    200 INTERNATIONAL CIRCLE, SUITE 5100, HUNT VALLEY, MARYLAND     21030
    -----------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (401) 527-9998
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.

         On September  20,  2005,  CepTor  Corporation  (the  "Company"),  Xmark
Opportunity  Fund,  L.P.  and  Xmark  Opportunity  Fund,  Ltd.  entered  into  a settlement  agreement  relating to the settlement of the lawsuit  entitled XMARK
OPPORTUNITY FUND, L.P. AND XMARK  OPPORTUNITY  FUND, LTD. V. CEPTOR  CORPORATION
AND WILLIAM H. PURSLEY.  The press release  issued by the Company is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits.

          EXHIBIT NO.      DESCRIPTION
          -----------      -----------

          99.1             Press Release of the Company dated September 21, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         CEPTOR CORPORATION

Date: September 21, 2005
                                         By:/s/ Donald Fallon
                                            ------------------------------------
                                            Donald Fallon, Chief Financial
                                            Officer, Senior Vice President,
                                            Finance and Administration and
                                            Secretary